SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2005

Delta Oil & Gas, Inc.
---------------------------
(Exact name of registrant as specified in its charter)

Colorado                                                                                         333-82636                                       91-2102350
(State or other                                                                         (Commission File Number)                                    (IRS Employer
jurisdiction of incorporation)                                                                                                                                  Identification Number)

1122 6th Avenue
Seattle, Washington                                                                            98109
(Address of principal executive offices)                                                                                               (Zip Code)

Registrant’s telephone number, including area code (604) 506-4243

_____________________________                                                                                       _______________
(Former name or former address,                                                                                                                (Zip Code)
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 -- REGISTRANT’S BUSINESS AND OPERATIONS

            None

SECTION 2 - FINANCIAL INFORMATION

None

SECTION 3 - SECURITIES AND TRADING MARKETS

            None

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

None

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 22, 2005, our board of directors appointed Matthew Philipchuck to serve as a member of our board of directors. In 2004, Mr. Philipchuck co-founded Win Energy Corporation, a Calgary, Alberta Canada based oil and gas company, and continues to serve as their VP Operations. In that capacity, Mr. Philipchuck manages operations and administration as well as assisting in corporate finance and joint ventures.

All transactions with us during the last two years that Mr. Philipchuck had a material direct or indirect interest in are set forth below.

On or about January 25, 2005, we acquired from Win Energy Corporation a working interest in two prospective properties known as Todd Creek and Hillspring. Both properties are located approximately 90 miles south of Calgary, Alberta in the Southern Alberta Foothills belt. Mr. Philipchuck co-founded Win Energy Corporation and serves as their VP Operations.

SECTION 6 - RESERVED

None

SECTION 7 - REGULATION FD

None

SECTION 8 - OTHER EVENTS

On February 22, 2005, we appointed Peter Philipchuck to serve on our advisory board. Mr. Philipchuck is an experienced structural and arctic geologist with a background in the oil and gas industry. Mr. Philipchuck currently serves as CEO of Win Energy Corporation, a Calgary, Alberta Canada based oil and gas company. Mr. Philipchuck has over forty years experience as a geologist.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

None

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Delta Oil & Gas, Inc.

/s/ Douglas Bolen
Douglas Bolen
Chief Executive Officer, Chief Financial Officer, and Director

Date: February 22, 2005